CLAYMORE EXCHANGE-TRADED FUND TRUST 2
Guggenheim China Real Estate ETF (“TAO”)
Guggenheim China Small Cap ETF (“HAO”)

 Supplement to the currently effective Prospectus for the above-listed Funds:

The last three sentences of each seventh numbered paragraph in the sections titled “Additional Information About the Funds’ Principal Investment Strategies and Principal Investment Risks—Index Construction: AlphaShares China Real Estate Index” and “Additional Information About the Funds’ Principal Investment Strategies and Principal Investment Risks—Index Construction: AlphaShares China Small Cap Index” of the Prospectus for the above-listed Funds with respect to TAO and HAO, respectively, are deleted and replaced with the following:

A security will be deleted from the Index immediately due to bankruptcy, acquisition, delisting or merger of the company by or into another company, spin-offs, tender offers or other similar corporate actions. At each quarter end, any security which has been continuously suspended or halted since the prior quarter will be deleted from the Index at zero value. In the case of such deletions, including any relisting of suspended securities, no replacements will be made until the annual rebalance. Any proceeds resulting from the deletions will be invested on a pro-rata basis over the remainder of the Index, net of any additions.

Claymore Exchange-Traded Fund Trust 2
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

February 5, 2014	ETF-SUP7